SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ ] Filed by a Party other than the Registrant [ X ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


Old Westbury Funds, Inc.
(Name of Registrant as Specified In Its Charter)


Federated Investors
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [X]  No fee required.
 [    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:


[  ]  Fee paid previously with preliminary proxy materials.






[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ---------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------

      3) Filing Party:
         ---------------------------------------------------------------

      4) Date Filed:
         ---------------------------------------------------------------






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                            OLD WESTBURY FUNDS, INC.


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD FEBRUARY 9, 1998

      A Special Meeting of the shareholders of Old Westbury Funds, Inc. (the "Fund"), comprised of two portfolios, Old Westbury Growth Opportunity Fund and Old Westbury International Fund (individually referred to as the "Portfolio" or collectively as the "Portfolios"), will be held at the Fund's principal offices on the 19th Floor of Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m. (Eastern time), on February 9, 1998, for the following purposes:

            (1)   TO ELECT THREE DIRECTORS;

            (2) TO RATIFY OR REJECT THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE FUND; AND

            (3) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      Only shareholders of record at the close of business on December 2, 1997, are entitled to notice of, and to vote at the meeting.

                                                      By Order of the Directors



                                                      C. Grant Anderson
                                                      Secretary


December 15, 1997


 SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE
 RECORD DATE. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE
 OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY
 RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE
 MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO
 THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.
 THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED
 STATES.



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1

                                                        OLD WESTBURY FUNDS, INC.
                                                       Federated Investors Tower
                                                       Pittsburgh, PA 15222-3779

                                                                PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Old Westbury Funds, Inc. (the "Fund"). The proxies will be voted at the special meeting of shareholders of the Fund to be held on February 9, 1998, at the offices of the Fund, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting"). The proxy is revocable at any time before it is voted by sending written notice of the revocation (which must be signed, and be received prior to the Special Meeting to be effective) to the Fund, by signing another proxy at a later date, or by appearing personally at the Special Meeting.

The cost of preparing and mailing the notice of meeting, this proxy statement, proxy card and any additional proxy material has been or is to be borne by the Fund. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Fund, Fundamental Shareholder Services, Inc. (the Fund's transfer agent) or of Federated Administrative Services (the Fund's administrator). In the event that a shareholder signs, dates, and returns the proxy ballot but does not indicate a choice as to an item on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal.

The purposes of the Special Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about December 15, 1997, to shareholders of record at the close of business on December 2, 1997 (the "Record Date").

On the Record Date, the Fund had outstanding 192,366.968 shares of common stock ("Shares"), each Share being entitled to one vote. The total outstanding Shares of the Portfolios entitled to vote are as follows: Old Westbury Growth Opportunity Fund, 49,223.532 Shares and Old Westbury International Fund, 143,143.436 Shares. Only shareholders of record at the close of business on the Record Date will be entitled to notice of and vote at the Special Meeting. Holders of one-third of the total number of outstanding shares of the Fund, present in person or by proxy, shall be required to constitute a quorum at the Special Meeting for the purpose of electing Directors and ratifying the selection of Independent Auditors, although more than one-third of the outstanding Shares may be required to be present to approve a particular issue. Shares of both of the Portfolios comprising the Funds will be voted as a single group of Shares on the election of Directors and the ratification of the selection of Independent Auditors.

      As of the Record Date, all Directors and officers as a group owned less than 1% of each Portfolio's outstanding shares. At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund: Bessemer Trust Company, 100 Woodbridge Center Drive, Woodbridge, New Jersey 07095-1191, acting in various capacities for numerous accounts, was owner of record of 98.37% of the outstanding shares of the Old Westbury Growth Opportunity Fund and 94.03% of the outstanding shares of the Old Westbury International Fund, under the nominee name Naidot & Co.

A plurality of votes cast at the Special Meeting is required for the election of Directors. The favorable vote of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Fund is required for ratification of the selection of Independent Auditors. The vote of shareholders of a majority (as so defined in the 1940 Act) of outstanding securities means (a) the vote of the holders of 67% or more of the shares present at the meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy, or (b) the vote of the holders of more than 50% of the outstanding shares, whichever is less.

For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and will be counted as present. Under the Fund's Articles of Incorporation, the vote will be determined on the basis of a percentage of votes cast at the Special Meeting. Under the 1940 Act, the affirmative vote necessary to approve the proposals is determined with reference to a percentage of votes present at the Special Meeting, which will have the legal effect of treating abstentions as if they were votes against the proposal. Further, the proposals are considered "discretionary" and brokers that are record or nominee holders of shares of the Fund who have received no instructions from their clients have discretion to vote on these matters. Absent voting by particular beneficial owners of such shares, such "broker non-votes" will be considered as votes cast in determining the outcome of the proposals.

      The Fund will furnish, without charge, a copy of the Fund's annual report, which includes audited financial statements for the fiscal year ended October 31, 1997, to any shareholder of record upon request. Requests for an annual report should be directed to the Fund's principal executive offices located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 or by calling toll-free 1-800-607-2200.

                              ELECTION OF DIRECTORS

     At the Special Meeting, shareholder votes will be taken on the election of Robert M. Kaufman, Howard D. Graves and Eugene P. Beard as Directors of the Fund to hold office until the election and qualification of their successors. Mr. Kaufman was initially elected a Director of the Fund by the shareholders of the Fund on October 12, 1993. Mr. Graves was initially appointed a Director of the Fund on October 18, 1996, to fill the vacancy created by the resignation of Philip W. Coolidge from the Board of the Fund. Both Messrs. Kaufman and Graves are currently serving as Directors and each has consented to continue to serve if elected. Mr. Beard was nominated for election as a Director on November 13, 1997, to serve in place of J. Kevin Kenny, who is not standing for re-election at the Special Meeting. Mr. Beard has consented to serve if elected at the Special Meeting. Shares of both Portfolios comprising the Fund will be voted as a single group of Shares on the election of Directors. Messrs. Kaufman, Graves and Beard will be elected by a plurality of votes cast at the Special Meeting.

      Following is information regarding Messrs. Kaufman, Graves and Beard:

 Name and Position    Principal Occupation During the Past Five
   with the Fund                        Years,                      Age
                               Affiliation and Address

Robert M. Kaufman   Partner, Proskauer Rose LLP. (Since 1961).       66
Chairman of the     1585 Broadway, New York, NY  10036
Board and Director

Howard D. Graves    Director, Chairman of the Board, Recycling       57
Director            Holdings, Inc. (since 1996); Director,
                    Recycling Holdings, Inc. (from 1995 to 1996);
                    and Superintendent, United States Military
                    Academy, West Point, New York (Lieutenant
                    General, U.S. Army from 1991 to 1996).
                    2101 Kings Mill Court, Falls Church, VA  22403

Eugene P. Beard     Vice Chairman - Finance and Operations, The      60
Nominee for         Interpublic Group of Companies, Inc. (since
election as         1980).
Director            1271 Avenue of the Americas, New York, NY
                    10020


     Following is information regarding J. Kevin Kenny, who is currently a Director of the Fund. Mr. Kenny is not standing for re-election at the Special Meeting and will, upon the election of Mr. Beard, cease to be a Director of the Fund. Accordingly, assuming the shareholders approve the election of Messrs. Kaufman, Graves and Beard at the Special Meeting, the Board of the Fund following the Special Meeting will consist of Messrs. Kaufman, Graves and Beard.

 Name and Position    Principal Occupation During the Past Five
   with the Fund                        Years,                      Age
                               Affiliation and Address


J. Kevin Kenny      President and Chief Executive Officer,           60
Director            Christina Holdings, Inc. (since June 1995);
                    Principal, Real Estate Investments (since
                    1992); President and Chief Executive Officer,
                    J. J. Kenny Co., Inc. (from 1961 to 1992).
                    2000 PGA Boulevard, Suite 3220, P.O. Box
                    13076, North Palm Beach, FL  33408

     Neither the current Directors, nor Mr. Beard, has any affiliation with Bessemer Trust Company, N.A. (the Fund's adviser), or with Federated Investors and its subsidiaries: Edgewood Services, Inc. and Federated Administrative Services (the Fund's distributor and administrator). Neither the current Directors, nor Mr. Beard, is deemed to be an "interested person" of the Fund as defined in the 1940 Act.

      The current Board met four times during the fiscal year ended October 31, 1997, and all of the current Board members attended at least 75% of such Board meetings.

      The Fund does not have standing audit, compensation or nominating committees since the functions are performed by the Board members. However, pursuant to Rule 12b-1 under the 1940 Act, the selection and nomination of non-interested Board members are committed to the discretion of such Board members.

     If Mr. Kaufman, Mr. Graves or Mr. Beard shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxies will be cast for a substitute candidate by the proxy attorneys named therein, or their substitutes, present and acting at the Special Meeting. The present Board members have no reason to believe that Mr. Kaufman, Mr. Graves or Mr. Beard will become unavailable for election as a Board member.

                  THE BOARD OF DIRECTORS RECOMMENDS ELECTION OF
      ROBERT M. KAUFMAN, HOWARD D. GRAVES AND EUGENE P. BEARD TO THE BOARD.

EXECUTIVE OFFICERS

      The executive officers of the Fund are elected annually by the Board. Each officer holds the office at the Board's pleasure and until qualification of his successor. The names, addresses and ages of the executive officers of the Fund who are not listed as a Board member and their principal occupations during the past five years are as follows:

 Name and Position    Principal Occupation During the Past Five
   with the Fund                        Years,                      Age
                                Affiliation and Address

Edward C. Gonzales  Vice Chairman, Treasurer, and Trustee,           67
President and       Federated Investors; Vice President,
Treasurer           Federated Advisors, Federated Management,
                    Federated Research, Federated Research Corp., Federated
                    Global Research Corp., and Passport Research, Ltd.,
                    Executive Vice President and Director, Federated Securities
                    Corp.; Trustee, Federated Shareholder Services Company;
                    Trustee or Director of Funds distributed by Federated
                    Securities Corp. and Edgewood Services, Inc.; President,
                    Executive Vice President, and Treasurer of Funds distributed by Federated Securities Corp. and Edgewood Services, Inc.

C. Christine        Vice President and Assistant Treasurer of        40
Thomson             Funds distributed by Federated Securities
Vice President and  Corp. and Edgewood Services, Inc.
Assistant Treasurer

C. Grant Anderson   Corporate Counsel, Federated Administrative      57
Secretary           Services

      None of the executive officers was selected as such pursuant to any agreements nor has any executive officer entered into an employment contract or other compensatory agreement with either Company.

      The Fund's Articles of Incorporation provide that the Fund will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless it is finally adjudicated that they engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices.

COMPENSATION TABLE

                                            Aggregate Compensation
    Name, Position with the Fund                from the Fund*

Robert M. Kaufman, Chairman of the
Board and Director                                  $7000

Howard D. Graves, Director                          $9000

J. Kevin Kenny, Director                            $6500

*Information is for the fiscal year ended October 31, 1997. The aggregate compensation is provided for the Fund which is comprised of two Portfolios.

                        RATIFICATION OR REJECTION OF THE
                        SELECTION OF INDEPENDENT AUDITORS

      The firm Deloitte & Touche LLP has been selected as independent auditors for the Fund by a majority of the Board members of the Fund who are not interested persons of the Fund within the meaning of the 1940 Act. This selection is being submitted to shareholders for their ratification or rejection at the Special Meeting. Neither Deloitte & Touche LLP nor any of its partners have any direct or indirect financial interest in, or any other material relationship to, the Fund, nor are they the beneficial owners of any of the Shares of the Fund. It is not expected that a representative of Deloitte & Touche LLP will be present at the Special Meeting. After this meeting, it is not anticipated that there will be scheduled annual meetings of shareholders for the purpose of ratifying the selection of independent auditors.

      The Fund's independent auditors provide customary professional services in connection with the audit function for a registered investment company such as the Fund. Their fees for such services include fees for work leading to the expression of opinions of the financial statements included in reports to shareholders, opinions on financial statements included in amendments to the Fund's Registration Statements, and reports on the Fund's system of internal accounting controls required in the annual report to the Securities and Exchange Commission. Professional services of the independent auditors are approved by the Fund's Board. In approving fees for such services, the Board determines that the fee payment does not affect the independence of the independent auditors.

                  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS
             RATIFICATION OF ITS SELECTION OF INDEPENDENT AUDITORS.



                PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

      In the event that, at the time any session of the Special Meeting is called to order, a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposals in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the proposals against any adjournment. A shareholder vote may be taken on the proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Articles of Incorporation of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of one-third of the issued and outstanding shares of the Fund entitled to vote at the Special Meeting.


  SHAREHOLDERS                                          ARE REQUESTED TO
                                                        COMPLETE, DATE AND SIGN
                                                        THE ENCLOSED PROXY CARD
                                                        AND RETURN IT IN THE
                                                        ENCLOSED ENVELOPE, WHICH
                                                        NEEDS NO POSTAGE IF
                                                        MAILED IN THE UNITED
                                                        STATES.


                                                       By Order of the Directors


                                                               C. Grant Anderson
                                                                       Secretary
                                                               December 15, 1997

                            OLD WESTBURY FUNDS, INC.

INVESTMENT ADVISER
BESSEMER TRUST COMPANY, N.A.
630 Fifth Avenue
New York, New York 10111

DISTRIBUTOR
EDGEWOOD SERVICES, INC.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR
FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779






















Cusip 680414208
           680414109
G02122-02(12/97)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Old Westbury International Fund and Old Westbury Growth Opportunity Fund hereby appoint C. Grant Anderson, Patricia F. Conner, Marie M. Hamm, Erin J. Dugan, and Stephen R. Newcamp, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of Old Westbury International Fund and Old Westbury Growth Opportunity Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on February 9, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

  PROPOSAL 1. TO ELECT THREE DIRECTORS: ROBERT M. KAUFMAN, HOWARD D. GRAVES AND EUGENE P. BEARD

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]
                        WITH-HOLD               [   ]
                        FOR ALL EXCEPT          [   ]
                  If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s') name. Your shares will be voted for the remaining nominee(s).

  PROPOSAL 2 TO RATIFY OR REJECT THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE FUND

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

YOUR VOTE IS IMPORTANT
Please complete, sign and return       __________________________
this card as soon as possible.          Date
Mark with an X in the box.             __________________________
                                        Signature

                                       -------------------------
                                       Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


DO YOU HAVE ANY COMMENTS?
======================================
--------------------------------------



HAS YOUR ADDRESS CHANGED?
=====================================
-------------------------------------

                            OLD WESTBURY FUNDS, INC.

Dear Shareholder:


Please take note of the important information enclosed with the Proxy Ballot. There are two issues related to the management and operation of your Fund that require your immediate attention and approval. They are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy card in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Shareholders, February 9, 1998.

Thank you in advance for your prompt consideration of this matter.


Sincerely,


Old Westbury Funds, Inc.





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